This is filed pursuant to Rule 497(e).
File Nos.: 33-18647 and 811-05398

                           ALLIANCE VARIABLE PRODUCTS

                               SERIES FUND, INC.

                                  May 1, 2000

                                 Class A Shares

                U.S. Government/High Grade Securities Portfolio
                              High Yield Portfolio
                             Total Return Portfolio
                            International Portfolio
                             Global Bond Portfolio
                   North American Government Income Portfolio
                       Global Dollar Government Portfolio
                            Utility Income Portfolio
                       Worldwide Privatization Portfolio
                                Quasar Portfolio
                        Real Estate Investment Portfolio

                                 Class B Shares

                             Money Market Portfolio
                            Premier Growth Portfolio
                          Growth and Income Portfolio
                                Growth Portfolio
                              Technology Portfolio

 This  Prospectus describes the  Portfolios that  are available as  underlying investments  through your variable  contract. For information about  your variable  contract,  including  information  about  insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this
            Prospectus. Any representation to the contrary is a
                criminal offense.

Investment Products Offered

 . Are Not FDIC Insured
 . May Lose Value
 . Are Not Bank Guaranteed

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RISK/RETURN SUMMARY........................................................   4
  Summary of Principal Risks...............................................  23
  Principal Risks by Portfolio.............................................  26
GLOSSARY...................................................................  27
DESCRIPTION OF THE PORTFOLIOS..............................................  29
  Investment Objectives and Principal Policies and Risks...................  29
  Description of Additional Investment Practices...........................  45
  Additional Risk Considerations...........................................  57
MANAGEMENT OF THE PORTFOLIOS...............................................  63
PURCHASE AND SALE OF SHARES................................................  66
  How The Portfolios Value Their Shares....................................  66
  How To Purchase and Sell Shares..........................................  66
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  66
DISTRIBUTION ARRANGEMENTS..................................................  66
FINANCIAL HIGHLIGHTS.......................................................  67
APPENDIX A.................................................................  75
APPENDIX B.................................................................  79

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's summary includes a discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 23.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

  . how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad based securities market index; and

  . changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

U.S. Government/High Grade Securities Portfolio--Class A Shares

  Objective: The Portfolio's investment objective is high current income consistent with preservation of capital.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to U.S. Government securities. The Portfolio also may invest in non-U.S. Government mortgage-related and asset-backed securities. The average weighted maturity of the Portfolio's investments varies between one year or less and 30 years.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio may invest in mortgage-related and asset-backed securities, it may be subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                       1 Year  5 Years Inception
                                                       ------  ------- ---------
     Portfolio........................................ -2.45%   7.01%    5.27%
     67% Lehman Brothers Government Bond Index
     33% Lehman Brothers Corporate Bond Index......... -2.14%   7.69%    6.27%

The average annual total returns in the performance table are for periods ended December 31, 1999. Since Inception return information is from September 17, 1992 for the Portfolio and September 30, 1992 for the Index.

                                   Bar Chart



                                 [BAR CHART]


        90    91    92    93    94    95    96    97    98    99
       ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
        N/A   N/A   N/A   9.2  -4.0  19.3   2.6   8.7   8.2  -2.5


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 7.15%, 2nd quarter, 1995; and

   Worst quarter was down -3.08%, 1st quarter, 1994.

High Yield Portfolio--Class A Shares

  Objective: The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation.

  Principal Investment Strategies and Risks: The Portfolio primarily invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                               1 Year  Inception
                                                               ------  ---------
   Portfolio.................................................. -2.58%    -1.42%
   First Boston High Yield Index..............................  3.28%     2.53%

The average annual total returns in the performance table are for periods ended December 31, 1999. Since Inception return information is from October 27, 1997 for the Portfolio and October 31, 1997 for the Index.

                                   Bar Chart



                                 [BAR CHART]


        90    91    92    93    94    95    96    97    98    99
       ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
        N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A  -3.7  -2.6



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 6.49%, 1st quarter, 1998; and

   Worst quarter was down 11.29%, 3rd quarter, 1998.

Total Return Portfolio--Class A Shares

  Objective: The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.

  Principal Investment Strategies and Risks: The Portfolio primarily invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), and common stocks.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                       Since
                                                     1 Year  5 Years Inception
                                                     ------  ------- ---------
     Portfolio......................................  6.53%   16.54%   12.40%
     60% S&P 500 Index
     40% Lehman Brothers Government Corporate Bond
      Index......................................... 11.40%   20.03%   15.47%

The average annual total returns in the performance table are for periods ended December 31, 1999. Since Inception return information is from December 28, 1992 for the Portfolio and December 31, 1992 for the Index.

                                   Bar Chart





                                 [BAR CHART]


        90    91    92    93    94    95    96    97    98    99
       ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
        N/A   N/A   N/A   9.7  -3.8  23.7  15.2  21.1  17.0   6.5


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 14.38%, 4th quarter, 1998; and

   Worst quarter was down -7.01%, 3rd quarter, 1998.

International Portfolio--Class A Shares

  Objective: The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (i.e., companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Portfolio diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in one or more foreign countries.

  Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                          Since
                                                        1 Year  5 Years Inception
                                                        ------  ------- ---------
     Portfolio......................................... 40.23%   14.05%   13.99%
     MSCI World Index ................................. 24.94%   19.76%   17.92%

The average annual total returns in the performance table are for periods ended December 31, 1999. Since Inception return information is from December 28, 1992 for the Portfolio and December 31, 1992 for the Index.

                                   Bar Chart



                                 [BAR CHART]


        90    91    92    93    94    95    96    97    98    99
       ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
        N/A   N/A   N/A  21.6   6.7   9.9   7.3   3.3  13.0  40.2


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 27.15%, 4th quarter, 1999; and

   Worst quarter was down -17.37%, 3rd quarter, 1998.

Global Bond Portfolio--Class A Shares

  Objective: The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

  Principal Investment Strategies and Risks: The Portfolio primarily invests in debt securities of U.S. or foreign governments, and supranational entities, U.S. and non-U.S. companies. The Fund's foreign investments are generally denominated in foreign currencies.

  The Portfolio normally invests at least 65% of its total assets in debt securities of at least three countries and invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in foreign issuers have foreign risk and currency risk. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more risk than a fund that invests primarily in higher-rated securities. The Portfolio's use of derivatives strategies has derivatives risk. In addition, the Portfolio is non-diversified, which means that it invests more of its assets in a smaller number of issuers than many other funds. Factors affecting those issuers can have a more significant effect on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                       Since
                                                     1 Year  5 Years Inception
                                                     ------  ------- ---------
   Portfolio........................................ -6.11%   7.40%    6.85%
   Salomon World Government Bond Index (unhedged in
    U.S. dollars)................................... -4.27%   6.42%    7.99%

The average annual total returns in the performance table are for periods ended December 31, 1999. Since Inception return information is from July 15, 1991 for the Portfolio and July 31, 1991 for the Index.

                                   Bar Chart




                                 [BAR CHART]


        90    91    92    93    94    95    96    97    98    99
       ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
        N/A   N/A   4.9  11.2  -5.2  24.7   6.2   0.7  14.1  -6.1


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 10.69%, 1st quarter, 1995; and

   Worst quarter was down -4.27%, 1st quarter, 1999.

North American Government Income Portfolio--Class A Shares

  Objective: The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces, but excluding States of the United States), agencies, instrumentalities or authorities.

  Principal Investment Strategies and Risks: The Portfolio primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Portfolio also invests significantly in debt securities issued by Argentine government entities. The Portfolio also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each country's currency, but at least 25% of the Portfolio's assets are in U.S. Dollar-denominated securities. The average weighted maturity of the Portfolio is expected to vary between one year or less and 30 years.

  The Portfolio may use significant borrowings for leverage. The Portfolio also may:

  . use derivative strategies; and

  . invest in variable, floating, and inverse floating rate instruments.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk and leveraging risk. The Portfolio's investments in debt securities of Canada, Mexico, and Argentina have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting these countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Portfolio's net asset value. In addition, the Portfolio is non-diversified, which means that it invests more of its assets in a smaller number of issuers than many other funds. Factors affecting those issuers can have a more significant effect on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                        1 Year 5 Years Inception
                                                        ------ ------- ---------
     Portfolio.........................................  8.90%  12.59%   8.54%
     Lehman Brothers Aggregate Bond Index..............  -.82%   7.73%   6.93%

The average annual total returns in the performance table are for periods ended December 31, 1999. Since Inception return information is from May 3, 1994 for the Portfolio and April 30, 1994 for the Index.

                                   Bar Chart




                                 [BAR CHART]


        90    91    92    93    94    95    96    97    98    99
       ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
        N/A   N/A   N/A   N/A   N/A  22.7  18.7   9.6   4.1   8.9


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 9.35%, 2nd quarter, 1995; and

   Worst quarter was down -13.65%, 4th quarter, 1994.

Global Dollar Government Portfolio--Class A Shares

  Objective: The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation.

  Principal Investment Strategies and Risks: The Portfolio primarily invests in sovereign debt obligations. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Portfolio limits its investments in sovereign debt obligations of any one country to no more than 25% of its total assets.

  The Portfolio may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. All of the Portfolio's investments in sovereign debt obligations and fixed-income securities will be U.S. Dollar-denominated. The Portfolio also may invest up to 30% of its assets in emerging markets or developing countries, including Argentina, Brazil, Mexico, Morocco, the Philippines, Russia, and Venezuela. The average weighted maturity of the Portfolio's investments varies between nine and 30 years.

  The Portfolio may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Portfolio also may:

    . use derivatives strategies;

    . invest in structured securities;

    . invest in fixed and floating rate loans to sovereign debt issuers;

    . enter into repurchase agreements; and

    . invest in variable, floating, and inverse floating rate securities.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, market risk, and leveraging risk. Because the Portfolio invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Portfolio's investments have foreign risk and currency risk. Because the Portfolio invests in emerging markets and in developing countries, the Portfolio's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. In addition, the Portfolio is non-diversified, which means that it invests more of its assets in a smaller number of issuers than many other funds. Factors affecting those issuers can have a more significant effect on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                  5      Since
                                                         1 Year Years  Inception
                                                         ------ ------ ---------
     Portfolio.......................................... 26.08% 11.42%    9.69%
     J.P. Morgan Emerging Markets Bond Index............ 21.56% 16.54%   14.42%

The average annual total returns in the performance table are for periods ended December 31, 1999. Since Inception return information is from May 2, 1994 for the Portfolio and April 30, 1994 for the Index.

                                   Bar Chart


                                 [BAR CHART]


        90    91    92    93    94    95    96    97    98    99
       ----  ----  ----  ----  ----  ----  ----  ----  -----  ----
        N/A   N/A   N/A   N/A   N/A  23.0  24.9  13.2  -21.7  26.1


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 16.02%, 4th quarter, 1999; and

   Worst quarter was down -27.11%, 3rd quarter, 1998.

Utility Income Portfolio--Class A Shares

  Objective: The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in income-producing equity securities. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and foreign utility companies, although the Portfolio will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Portfolio may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

  Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in companies in a specific industry, there is the risk that factors affecting utility companies will have a significant effect on the value of the Portfolio's investments. To the extent the Portfolio invests in lower-rated securities, your investment is subject to more credit risk than a Portfolio that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                  5      Since
                                                        1 Year  Years  Inception
                                                        ------  ------ ---------
      Portfolio........................................ 19.40%  19.50%   16.99%
      Dow Jones Electric Utilities Index............... -9.27%  10.40%    7.32%

The average annual total returns in the performance table are for periods ended December 31, 1999. Since Inception return information is from May 10, 1994 for the Portfolio and April 30, 1994 for the Index.

                                   Bar Chart




                                 [BAR CHART]


        90    91    92    93    94    95    96    97    98    99
       ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
        N/A   N/A   N/A   N/A   N/A  21.5   7.9  25.7  23.9  19.4


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 12.9%, 4th quarter, 1998; and

   Worst quarter was down -4.54%, 3rd quarter, 1999.

Worldwide Privatization Portfolio--Class A Shares

  Objective: The Portfolio's investment objective is to seek long-term capital appreciation.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies that are undergoing, or have undergone, privatization. The Portfolio also invests in securities of companies that will benefit from privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

  The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

  Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk. Investments in companies that are undergoing, or have undergone, privatization could have more risk because they have no operating history as private companies. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk. In addition, the Portfolio is non-diversified, which means that it invests more of its assets in a smaller number of issuers than many other funds. Factors affecting those issuers can have a more significant effect on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                       1 Year  5 Years  Inception
                                                       ------  ------- ----------
      Portfolio....................................... 58.83%   20.70%   19.77%
      MSCI EAFE Index................................. 26.97%   12.83%   11.97%

The average annual total returns in the performance table are for periods ended December 31, 1999. Since Inception return information is from September 23, 1994 for the Portfolio and September 30, 1994 for the Index.
                                   Bar Chart



                                 [BAR CHART]


        90    91    92    93    94    95    96    97    98    99
       ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
        N/A   N/A   N/A   N/A   N/A  10.9  18.5  10.8  10.8  58.8

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


   Best quarter was up 34.7%, 4th quarter, 1999; and

   Worst quarter was down -16.18%, 3rd quarter, 1998.

Quasar Portfolio--Class A Shares

  Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income.

  Principal Investment Strategies and Risks: The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Portfolio currently emphasizes investment in small-cap companies. The Portfolio invests in well-known and established companies and in new and unseasoned companies. The Portfolio can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Portfolio also may invest in non-convertible bonds, preferred stocks, and foreign securities.

  Among the principal risks of investing in the Portfolio is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Portfolio invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                        Since
                                                              1 Year   Inception
                                                              ------  ----------
     Portfolio..............................................  17.08%    10.63%
     Russell 2000 Index.....................................  21.26%    16.24%

The average annual returns in the performance table are for periods ended December 31, 1999. Since Inception return information is from August 15, 1996 for the Portfolio and July 31, 1996 for the Index.

                                   Bar Chart




                                 [BAR CHART]


        90    91    92    93    94    95    96    97    98    99
       ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
        N/A   N/A   N/A   N/A   N/A   N/A   N/A  18.6  -4.5  17.1


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 20.15%, 4th quarter, 1999; and

   Worst quarter was down -27.63%, 3rd quarter, 1998.

Real Estate Investment Portfolio--Class A Shares

  Objective: The Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Portfolio invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 35% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in or are collateralized by and payable from, mortgage loans secured by real property.

  Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. Because the Portfolio invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Portfolio to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional fixed-income securities.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                                1 Year Inception
                                                                ------ ---------
     Portfolio................................................  -5.11%   -1.79%
     S&P 500 Index............................................  21.05%   27.56%

The average annual total returns in the performance table are for periods ended December 31, 1999. Since Inception return information is from January 9, 1997 for the Portfolio and December 31, 1996 for the Index.

                                   Bar Chart





                                 [BAR CHART]


        90    91    92    93    94    95    96    97     98    99
       ----  ----  ----  ----  ----  ----  ----  ----  -----  ----
        N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A  -19.1 -5.1


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 14.84%, 3rd quarter, 1997; and

   Worst quarter was down -11.5%, 3rd quarter, 1998.

Money Market Portfolio--Class B Shares

  Objective: The Portfolio's investment objectives are in the following order of priority--safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives.

  Principal Investment Strategies and Risks: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities.

  Among the principal risks of investing in the Portfolio are interest rate risk and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table*

                                                                         Since
                                                        1 Year 5 Years Inception
                                                        ------ ------- ---------
     Portfolio.........................................  4.69%  4.90%    4.29%
     3-Month Treasury Bill.............................  4.74%  5.11%    4.70%

The average annual total returns in the performance table are for periods ended December 31, 1999. Since Inception return information is from December 30, 1992 for the Portfolio and December 31, 1992 for the Treasury Bill.

                                    Bar Chart*




                                 [BAR CHART]


        90    91    92    93    94    95    96    97    98    99
       ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
        N/A   N/A   N/A   2.3   3.3   5.0   4.7   5.1   5.0   4.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 1.29%, 4th quarter, 1999; and

   Worst quarter was up .54%, 4th quarter, 1993.

* Because the Class B shares of the Portfolio have not been in existence for a full calendar year, the annual total returns shown are for Class A shares, which are not offered in this Prospectus. Class B shares would have had substantially similar annual returns to Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

Premier Growth Portfolio--Class B Shares

  Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

  Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities.

  Among the principal risks of investing in the Portfolio is market risk. In addition, the Portfolio invests in a smaller number of issuers than many other equity funds. Factors affecting those issuers can have a more significant effect on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table*

                                                                         Since
                                                        1 Year 5 Years Inception
                                                        ------ ------- ---------
     Portfolio......................................... 32.32% 36.03%   26.31%
     S&P 500 Index..................................... 21.05% 28.56%   21.25%

The average annual total returns in the performance table are for periods ended December 31, 1999. Since Inception return information is from June 26, 1992 for the Portfolio and June 30, 1992 for the Index.

                                   Bar Chart*


                                [BAR CHART]


        90    91    92    93    94    95    96    97    98    99
       ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
        N/A   N/A   N/A  12.6  -3.0  44.9  22.7  33.9  48.0  32.3


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 29.72%, 4th quarter, 1998; and

   Worst quarter was down -11.14%, 3rd quarter, 1998.

* Because the Class B shares of the Portfolio have not been in existence for a full calendar year, the annual total returns shown are for Class A shares, which are not offered in this Prospectus. Class B shares would have had substantially similar annual returns to Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

Growth and Income Portfolio--Class B Shares

  Objective: The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

  Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table*

                                                                         Since
                                                       1 Year  5 Years Inception
                                                       ------  ------- ---------
     Portfolio.......................................  11.37%   23.91%   15.48%
     S&P 500 Index...................................  21.05%   28.56%   20.85%

The average annual total returns in the performance table are for periods ended December 31, 1999. Since Inception return information is from January 14, 1991 for the Portfolio and December 31, 1990 for the Index.

                                   Bar Chart*




                                 [BAR CHART]


        90    91    92    93    94    95    96    97    98    99
       ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
        N/A   N/A   7.9  11.7  -0.4  35.8  24.1  28.8  20.9  11.4


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 23.67%, 4th quarter, 1998; and

   Worst quarter was down - 14.06%, 3rd quarter, 1998.

* Because the Class B shares of the Portfolio have not been in existence for a full calendar year, the annual total returns shown are for Class A shares, which are not offered in this Prospectus. Class B shares would have had substantially similar annual returns to Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

Growth Portfolio--Class B Shares

  Objective: The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds, and generally up to 15% of its total assets in foreign securities.

  Among the principal risks of investing in the Portfolio is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Portfolio invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.
   The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table*

                                                                          Since
                                                        1 Year  5 Years Inception
                                                        ------  ------- ---------
     Portfolio......................................... 34.47%   31.35%   30.61%
     S&P 500 Index..................................... 21.05%   28.56%   27.02%

The average annual total returns in the performance table are for periods ended December 31, 1999. Since Inception return information is from September 15, 1994 for the Portfolio and September 30, 1994 for the Index.

                                   Bar Chart*




                                 [BAR CHART]


        90    91    92    93    94    95    96    97    98    99
       ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
        N/A   N/A   N/A   N/A   N/A  35.2  28.5  30.0  28.7  34.5


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

     Best quarter was up 32.47%, 4th quarter, 1998; and

     Worst quarter was down -18.21%, 3rd quarter, 1998.

* Because the Class B shares of the Portfolio have not been in existence for a full calendar year, the annual total returns shown are for Class A shares, which are not offered in this Prospectus. Class B shares would have had substantially similar annual returns to Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

Technology Portfolio--Class B Shares

  Objective: The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 10% of its total assets in foreign securities.

  Among the principal risks of investing in the Portfolio is market risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

                     Performance Information and Bar Chart

                               Performance Table*

                                                                          Since
                                                                1 Year  Inception
                                                                ------  ---------
     Portfolio................................................. 75.71%    35.93%
     S&P 500 Index............................................. 21.05%    26.40%

The average annual total returns in the performance table are for periods ended December 31, 1999. Since Inception return information is from January 11, 1996 for the Portfolio and December 31, 1995 for the Index.

                                   Bar Chart*




                                 [BAR CHART]


        90    91    92    93    94    95    96    97    98    99
       ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
        N/A   N/A   N/A   N/A   N/A   N/A   N/A   6.7  63.8  75.7


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

   Best quarter was up 47.67%, 4th quarter, 1999; and

   Worst quarter was down - 15.2%, 4th quarter, 1997.

* Because the Class B shares of the Portfolio have not been in existence for a full calendar year, the annual total returns shown are for Class A shares, which are not offered in this Prospectus. Class B shares would have had substantially similar annual returns to Class A shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. These risks and the Portfolios particularly subject to the risks appear in a chart at the end of this section. All Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

  . Interest Rate Risk This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest in future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

     Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk generally is greater for those Portfolios that invest a significant portion of their assets in lower-rated securities or comparable unrated securities.

     Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities. This risk may be greater for the Portfolios that invest a substantial portion of their assets in mortgage-related or other asset-backed securities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolios must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for a Portfolio that invests in debt securities paying no current interest, such as zero coupon, principal-only, and interest-only securities, or paying non-cash interest in the form of other debt securities (payment-in-kind securities).

  . Credit Risk This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Portfolios that invest in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

     Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Portfolios that invest in foreign securities also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

  . Market Risk This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

  . Industry/Sector Risk This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of a Portfolio's investments.

  . Capitalization Risk This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. In addition, a Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

  . Foreign Risk This is the risk of investments in issuers located in foreign countries. All Alliance Portfolios that invest in foreign securities are subject to this risk. These Portfolios' investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are not usually subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

  . Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

  . Country or Geographic Risk This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

     Political, social, and economic changes in a particular country could result in increased risks for a Portfolio that invests a substantial portion of its assets in sovereign debt obligations, including Brady Bonds. The investments in emerging market countries are likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

  . Leveraging Risk When a Portfolio borrows money or otherwise leverages its Portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolios may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

  . Derivatives Risk The Portfolios may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden Portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices.

  . Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolios may be subject to greater liquidity risk if they use derivatives or invest in securities having substantial interest rate and credit risk. In addition, liquidity risk tends to increase to the extent a Portfolio invests in securities whose sale may be restricted by law or by contract.

  . Management Risk Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or

     Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

  . Focused Portfolio Risk Portfolios that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

  . Allocation Risk Those Portfolios that allocate their investments between equity and debt securities may have a more significant risk that poor performance of one asset class will have a greater effect on the Portfolio's net asset value.

PRINCIPAL RISKS BY PORTFOLIO

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.

                  Interest               Industry/                                 Country or
                    Rate   Credit Market  Sector   Capitalization Foreign Currency Geographic Leveraging Derivatives Liquidity
   PORTFOLIO        Risk    Risk   Risk    Risk         Risk       Risk     Risk      Risk       Risk       Risk       Risk
   ---------      -------- ------ ------ --------- -------------- ------- -------- ---------- ---------- ----------- ---------
U.S. Government/
 High Grade
 Securities
 Portfolio......      X       X      X                                                                         X
High Yield
 Portfolio......      X       X      X                                X       X                    X           X          X
Total Return
 Portfolio......      X       X      X
International
 Portfolio......                     X                                X       X         X
Global Bond
 Portfolio......      X       X      X                                X       X                    X           X          X
North American
 Government
 Income
 Portfolio......      X       X      X                                X       X         X          X           X          X
Global Dollar
 Government
 Portfolio......      X       X      X                                X       X         X          X           X          X
Utility Income
 Portfolio......      X       X      X        X
Worldwide
 Privatization
 Portfolio......      X       X      X                                X       X         X
Quasar
 Portfolio......      X       X      X                    X           X       X
Real Estate
 Investment
 Portfolio......      X       X      X        X
Money Market
 Portfolio......      X       X
Premier Growth
 Portfolio......                     X
Growth and
 Income
 Portfolio......      X       X      X                                X       X
Growth
 Portfolio......      X       X      X                    X           X       X
Technology
 Portfolio......      X       X      X        X                       X       X
                              Focused
                  Management Portfolio Allocation
   PORTFOLIO         Risk      Risk       Risk
   ---------      ---------- --------- ----------
U.S. Government/
 High Grade
 Securities
 Portfolio......       X
High Yield
 Portfolio......       X
Total Return
 Portfolio......       X                    X
International
 Portfolio......       X
Global Bond
 Portfolio......       X          X
North American
 Government
 Income
 Portfolio......       X          X
Global Dollar
 Government
 Portfolio......       X          X
Utility Income
 Portfolio......       X
Worldwide
 Privatization
 Portfolio......       X          X
Quasar
 Portfolio......       X
Real Estate
 Investment
 Portfolio......       X
Money Market
 Portfolio......       X
Premier Growth
 Portfolio......       X          X
Growth and
 Income
 Portfolio......       X
Growth
 Portfolio......       X
Technology
 Portfolio......       X

                                    GLOSSARY

This Prospectus uses the following terms.

Types of Securities

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are fixed-income securities that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, and bills.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

  .  ARMS, which are adjustable-rate mortgage securities;

  .  SMRS, which are stripped mortgage-related securities;

  .  CMOs, which are collateralized mortgage obligations;

  . GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

  . FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

  . FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Qualifying bank deposits are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Rating Agencies, Rated Securities and Indexes

Duff & Phelps is Duff & Phelps Credit Rating Company.

EAFE Index is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

Fitch is Fitch IBCA, Inc.

High-quality commercial paper is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, Fitch-2 by Fitch, or Duff 2 by Duff & Phelps.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or B and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

Other

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.

                         DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

  . Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

  . The description of the principal risks for a Portfolio may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in the Portfolios can be found in the discussion under Additional Risk Considerations.

  . Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

  . Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and
     (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES AND RISKS

Class A Portfolios

U.S. Government/High Grade Securities Portfolio

The Portfolio's investment objective is high current income consistent with preservation of capital. The Portfolio invests primarily (i) in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to U.S. Government securities, and (ii) in other high-grade debt securities rated AAA, AA, A by S&P, Duff & Phelps or Fitch, Aaa, Aa or A by Moody's, or, if unrated, of equivalent quality. As a matter of fundamental policy, the Portfolio invests at least 65% of its total assets in these types of securities. The Portfolio may invest up to 35% of its total assets in investment grade corporate debt securities (rated BBB or higher by S&P, Duff & Phelps or Fitch or Baa or higher by Moody's, or, if unrated, of equivalent quality) and CMOs. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk.

The Portfolio also may:

  .  purchase and sell futures contracts for hedging purposes;

  .  enter into forward commitments for up to 30% of its total assets;

  .  invest in qualifying bank deposits;

  .  invest up to 10% of its total assets in illiquid securities;

  . purchase call and put options on futures contracts or on securities for hedging purposes; and

  .  enter into repurchase agreements.

High Yield Portfolio

The Portfolio's investment objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or

BBB or lower by S&P, Duff & Phelps or Fitch or, if unrated, of comparable quality as determined by Alliance. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio pursues its objectives by investing primarily in a diversified mix of high-yield, below investment grade fixed-income securities, known as "junk bonds." Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held by the Portfolio or from a general decline in interest rates or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both.

The Portfolio normally invests at least 65% of its total assets in high yield fixed-income securities rated Baa or lower by Moody's, BBB or lower by S&P, Duff & Phelps or Fitch, or, if unrated, of equivalent quality. The Portfolio normally does not invest in securities rated below CCC by each of Moody's, S&P, Duff & Phelps and Fitch or, if unrated, of comparable quality.

As of December 31, 1999, the Portfolio's investments were rated (or equivalent quality):

  .  A-1+                 12.54%
  .  Ba or BB             13.01%
  .  B                    66.36%
  .  CCC                   3.62%
  .  Unrated               4.47%

When the spreads between the yields derived from lower-rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

The Portfolio also may:

  .  invest in foreign securities;

  .  invest in U.S. Government securities;

  .  invest in municipal securities of up to 20% of its assets;

  . invest in mortgage-related securities and other asset-backed securities;

  .  enter into forward commitments for up to 30% of its total assets;

  . write covered call options listed on national securities exchanges and on foreign currencies in an amount not exceeding 25% of its total assets;

  . write covered put options listed on national securities exchanges and on foreign currencies provided that the amount of portfolio securities subject to outstanding options does not exceed 15% of its total assets;

  . purchase put or call options on fixed-income securities, securities indices and foreign currencies;

  .  enter into futures contracts and options on futures contracts;

  .  invest up to 10% of its total assets in illiquid securities;

  . make secured loans of portfolio securities of up to 30% of its net assets; and

  .  enter into repurchase agreements.

Total Return Portfolio

The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Portfolio invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of Alliance. The Portfolio may enter into forward commitments for up to 30% of its total assets and invest up to 10% of its total assets in illiquid securities.

International Portfolio

The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (i.e., companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk. The Portfolio also invests in U.S. companies that have their principal activities and interests outside the U.S. Normally, the Portfolio will invest more than 80% of its assets in these types of companies.

The Portfolio expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both. The Portfolio also may invest in any other type of security, including convertible securities, preferred stocks, debt securities of foreign issuers, or U.S. Government securities.

The Portfolio intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Portfolio may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries.

The Portfolio also may:

  . purchase or sell forward foreign currency exchange contracts of up to 50% of its assets;

  .  invest in warrants;

  . make secured loans of portfolio securities of up to 30% of its total assets;

  .  invest in illiquid securities of up to 10% of its total assets; and

  . enter into repurchase agreements of up to seven days' duration for up to 10% of the Portfolio's total assets.

Investments in non-U.S. countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Portfolio invests a substantial amount of its assets in a particular foreign country, an investment in the Portfolio has the risk that market changes or other events affecting that country, including political instability and unpredictable economic conditions, may have a more significant effect on the Portfolio's net asset value.

Global Bond Portfolio

The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The Portfolio normally invests approximately 25% of its total assets in U.S. Dollar-denominated debt securities. The average weighted maturity of the Portfolio's investments in fixed-income securities is expected to vary between one year or less and 10 years.

In the past, debt securities offered by certain foreign governments have provided higher investment returns than U.S. government debt securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. Alliance and the Portfolio's Sub-Adviser, AIGAM International Limited, believe that investment in a composite of foreign fixed-income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested exclusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose governments are deemed stable by Alliance and the Sub-Adviser. Their determination that a particular country should be considered stable depends on their evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. The Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. government debt securities.

The Portfolio intends to spread investment risk among the capital markets of a number of countries and will invest in securities of the governments of, and companies based in, at least three, and normally considerably more, of these countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made and the countries' financial markets, the interest rate climate of these countries and the relationship of the countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Portfolio seeks to minimize investment risk by limiting its portfolio investments to high-quality debt securities and invests in:

  .  U.S. Government securities;

  .  foreign government or supranational organization debt securities;

  .  corporate debt obligations; and

  .  commercial paper of banks and bank holding companies.

The Portfolio expects to invest in debt securities denominated in the Euro. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward foreign currency exchange contracts and other hedging techniques. The Portfolio may invest up to 10% of its total assets in illiquid securities.

North American Government Income Portfolio

The Portfolio's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government securities"). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").

The Portfolio invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Portfolio's fixed-income securities is expected to vary between one year or less and 30 years. The Portfolio maintains borrowings of approximately one-third of its net assets.

The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Portfolio may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.

Alliance will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Portfolio may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in debt securities issued by the governmental entities of any one country, except for Argentine Government securities, to 10% of its total assets.

The Portfolio also may:

  . enter into futures contracts and purchase and write options on futures contracts for hedging purposes of up to 50% of its total assets with initial margins deposits of up to 5% of its total assets;

  .  purchase and write put and call options on foreign currencies;

  .  purchase or sell forward foreign currency exchange contracts;

  . write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes;

  . enter into interest rate swaps (involving payments in the same currency or in different currencies), caps, and floors;

  .  enter into forward commitments for up to 30% of its total assets;

  .  enter into standby commitments;

  .  invest in zero coupon securities;

  .  invest in variable, floating, and inverse floating rate instruments;

  .  make secured loans of portfolio securities of up to 20% of net assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements.

Global Dollar Government Portfolio

The Portfolio's investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation. In seeking to achieve these objectives, the Portfolio invests at least 65% of its total assets in sovereign debt obligations. The Portfolio's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Portfolio also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Portfolio will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Portfolio's investments will be approximately:


  .  for U.S. fixed-income securities, nine to 15 years;

  .  for non-U.S. fixed-income securities, 15 to 25 years; and

  .  for sovereign debt obligations longer than 25 years.

Substantially all of the Portfolio's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Portfolio also may invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies.

As of December 31, 1999, securities ratings (or equivalent quality) of the Portfolio's securities were:

  .  A-1+                14.66%
  .  Ba or BB            29.00%
  .  B                   31.76%
  .  CCC                  3.55%
  .  CC                   6.28%
  .  C                    1.23%
  .  Unrated             13.52%

The Portfolio's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. A substantial part of the Portfolio's investment focus is in obligations of or securities of issuers in Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected in the future to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Portfolio. Alliance anticipates that other countries that will provide investment opportunities for the Portfolio include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay.

The Portfolio limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Portfolio may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Portfolio expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.

The Portfolio also may:

  .  invest in structured securities of up to 25% of its total assets;

  . invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans;

  . invest up to 10% of its total assets in other investment companies whose investment objectives and policies are consistent with those of the Portfolio;

  .  invest in warrants;

  .  enter into interest rate swaps, caps and floors;

  .  enter into forward commitments for up to 30% of its total assets;

  .  enter into standby commitment agreements;

  . make short sales of securities "against the box" or maintain a short position of up to 10% of its net assets;

  . write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes;

  .  write privately negotiated options on securities;

  . purchase and sell exchange-traded options on any securities index of the types of securities in which it may invest;

  .  invest in variable, floating, and inverse floating rate instruments;

  .  enter into reverse repurchase agreements and dollar rolls;

  . invest in loan participations and assignments up to 25% of its total assets;

  . make secured loans of portfolio securities of up to 30% of its net assets;

  .  invest in illiquid securities of up to 15% of its total assets; and

  .  enter into repurchase agreements.

While it does not currently intend to do so, the Portfolio reserves the right to borrow an amount not to exceed one-third of the Portfolio's net assets.

Utility Income Portfolio

The Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Portfolio normally invests at least 65% of its total assets in securities of companies in the utilities industry.

The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest in securities of both U.S. and foreign issuers, although the Portfolio will invest no more than 15% of its total assets in issuers in any one foreign country. The Portfolio invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may invest up to 35% of its net assets in lower-rated securities. The Portfolio will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Portfolio also may:

  .  invest up to 30% of its net assets in convertible securities;

  .  invest up to 5% of its net assets in rights or warrants;

  . invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in the Euro, and "semi-governmental securities";

  . write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

  . purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

  . enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

  . purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

  .  purchase or sell forward foreign currency exchange contracts;

  . enter into interest rate swaps (in the same or different currencies) and purchase or sell interest rate caps and floors;

  .  enter into forward commitments for up to 30% of its total assets;

  .  enter into standby commitment agreements;

  . make short sales "against the box" of securities or maintain a short position of up to 10% of its net assets;

  . make secured loans of portfolio securities of up to 20% of its total assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements for U.S. Government securities.

The Portfolio's principal risks include its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Portfolio's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments of their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Portfolio's investments to decline and the decrease in value may not be offset by higher interest rate income. The Portfolio's investments in lower-rated securities may be subject to more credit risk than a Portfolio that invests in higher-rated securities.

Worldwide Privatization Portfolio

The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio invests up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world.

The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio. The Portfolio invests up to 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio also may:

  .  invest up to 20% of its total assets in rights or warrants;

  . write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

  . enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts;

  . purchase and write put and call options on foreign currencies for hedging purposes;

  .  purchase or sell forward foreign currency contracts;

  .  enter into forward commitments;

  .  enter into standby commitment agreements;

  .  enter into currency swaps for hedging purposes;

  . make short sales "against the box" of securities or maintain a short position of up to 10% of its net assets;

  . make secured loans of portfolio securities of up to 30% of its total assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.

Quasar Portfolio

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests for capital appreciation and only incidentally for current income. The Portfolio's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Portfolio's investment policies are aggressive, an investment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Portfolio, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio also may:

  . make short sales of securities "against the box" but not more than 15% of its net assets may be deposited on short sales;

  . write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets; and

  .  invest up to 15% of its assets in illiquid securities.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

Real Estate Investment Portfolio

The Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

The Portfolio normally invests at least 65% of its total assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests in these properties. The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Portfolio may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and CMOs and (b) short-term investments. These instruments are described below. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

The Portfolio's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Portfolio's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 142 companies of sufficient size and quality to merit consideration for investment by the Portfolio. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 18,000 properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Portfolio may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Portfolio expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

The Portfolio also may:

  .  invest up to 10% of its net assets in rights or warrants;

  . invest up to 15% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by the Portfolio;

  .  enter into forward commitments for up to 30% of its total assets;

  .  enter into standby commitment agreements;

  . make short sales of securities or maintain a short position provided that not more than 25% of the Portfolio's net assets are held as collateral for such sales;

  .  invest up to 15% of its net assets in illiquid securities;

  . make secured loans of portfolio securities of up to 25% of its total assets; and

  .  enter into repurchase agreements of up to seven days' duration.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Portfolio's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be repaid when interest rates decline and the Portfolio will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Portfolio's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

Class B Portfolios

Money Market Portfolio

The Portfolio's investment objectives are in the following order of priority-- safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a money market fund, the Portfolio must meet the requirements of Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The Portfolio may invest in:

  . marketable obligations issued or guaranteed by the U. S. Government or one of its agencies or instrumentalities;

  . certificates of deposit and bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion;

  . high-quality commercial paper issued by U.S. or foreign companies (rated or determined by Alliance to be of comparable quality) and participation interests in loans extended to such companies;

  .  asset-backed securities; and

  .  repurchase agreements that are fully collateralized.

The Portfolio buys and sells securities based on its objective of maximizing current income to the extent consistent with safety of principal and liquidity. Alliance evaluates investments based on credit analysis and the interest rate outlook.

The Portfolio may invest in money market instruments issued by foreign branches of foreign banks. To the extent the Portfolio makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations, and the lack of uniform accounting and financial reporting standards.

The Portfolio limits its investment in illiquid securities to 10% of its total assets. Illiquid securities include restricted securities, except restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Portfolio.

The Portfolio does not invest more than 25% of its assets in securities of issuers in any one industry except for U.S. Government securities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest-bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks).

The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

The Portfolio's investments in illiquid securities also may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolio's investments in U.S. Dollar-denominated obligations of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Portfolio's investments.

Premier Growth Portfolio

The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. Normally, about 40-50 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

  .  invest up to 15% of its total assets in foreign securities;

  . purchase and sell exchange-traded index options and stock index futures contracts;

  . write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

  .  make short sales "against the box" of up to 15% of its net assets; and

  .  invest up to 10% of its total assets in illiquid securities.

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

Growth and Income Portfolio

The Portfolio's investment objective is to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality. The Portfolio also may purchase and sell financial forward and futures contracts and options on these securities for hedging purposes. The Portfolio may invest up to 10% of its total assets in illiquid securities.

Growth Portfolio

The Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

The Portfolio may also invest in convertible securities and other fixed-income securities. The Portfolio may invest up to 25% of its total assets in lower-rated fixed-income securities rated at the time of purchase as below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, Duff & Phelps or Fitch or, if unrated, of comparable quality. From time to time, however, the Portfolio may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities of comparable quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Portfolio falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Portfolio may continue to hold the security if such investment is considered appropriate under the circumstances.

The Portfolio also may:

  .  invest in zero coupon securities and payment-in-kind bonds;

  . invest in foreign securities although not generally in excess of 15% of its total assets;

  . invest in depository receipts, both ADRs and GDRs, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities;

  . buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts;

  .  enter into forward commitments;

  . buy and sell stock index futures contracts and options on those contracts and on stock indices;

  . purchase and sell futures contracts and options on futures and U.S. Treasury securities;

  .  write covered call and put options;

  .  purchase and sell put and call options;

  . make secured loans of portfolio securities of up to 25% of its total assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements of up to 25% of its total assets.

Technology Portfolio

The Portfolio's investment objective is growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio may seek income by writing listed call options. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally have at least 80% of its assets invested in the securities of these companies. The Portfolio normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 10% of its total assets in foreign securities.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

  . write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

  .  invest up to 10% of its total assets in warrants;

  .  invest up to 15% of its net assets in illiquid securities; and

  . make secured loans of portfolio securities of up to 30% of its total assets.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

Derivatives. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

  . Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

  . Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

  . Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

  . Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

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

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under Mortgage-Related Securities and Other Asset-Backed Securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

  . Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

  . Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

  . Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

  . Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

  . Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

  . Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

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

Derivatives Used by the Portfolios. The following describes specific derivatives that one or more of the Portfolios may use.

Forward Foreign Currency Exchange Contracts. A Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an

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

effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

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

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis." In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Illiquid Securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

Investment in Other Investment Companies. Certain of the Portfolios may invest in other investment companies whose investment objectives and policies are consistent with those of that Portfolio. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

Loan Participations and Assignments. A Portfolio's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A

Portfolio's investment in loan participations typically will result in the Portfolio having a contractual relationship only with the lender and not with the borrower. A Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Portfolio purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign foreign debt obligations, with respect to certain Portfolios, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a loan is through a participation and not an assignment. A Portfolio may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Portfolio's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Portfolio to assign a value to these investments for purposes of valuing its portfolio of securities and calculating its net asset value.

Mortgage-Related Securities. The Portfolio's investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Portfolio) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Portfolio may buy mortgage-related securities without credit enhancement if the securities meet the Portfolio's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant

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

type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Portfolios relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may

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increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Portfolio to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

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Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by a Portfolio of its assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolios.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolios.

Rights and Warrants. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Secured Loans of Portfolio Securities. A Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio's Custodian. The risks in lending portfolio securities, as with other secured extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral.

Short Sales. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

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

Standby Commitment Agreements. Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Portfolio will enter into a standby commitment with a remaining term in excess of 45 days. The Portfolios will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

Structured Securities. Structured securities in which some Portfolios may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign or foreign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between

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its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios are actively managed and, in some cases in response to market conditions, a Portfolio's turnover may exceed 100%. Several of the Portfolios, including U.S. Government/High Grade Securities Portfolio, High Yield Portfolio, Global Bond Portfolio, North American Government Income Portfolio, Global Dollar Government Portfolio and Growth Portfolio, engage in more active trading and have significantly higher portfolio turnover. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to

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liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Effects of Borrowing. A Portfolio's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Portfolio that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Portfolio's investments. If the interest expense on borrowings approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the net asset value of a Portfolio's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by some Portfolios could adversely affect the Portfolios' shareholders, as noted above, or in anticipation of such changes, a Portfolio may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Portfolio shareholders. Each Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Fixed-Income Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

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Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Some of the Portfolios may invest substantial amounts of their assets in issuers located in the United Kingdom, Japan, Canada, Mexico and Argentina. Please refer to Appendix B for a discussion of risks associated with investments in these countries.

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Investment in Privatized Enterprises by Worldwide Privatization Portfolio. In
certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The foreign securities in which certain Portfolios may invest may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Portfolio's investments. In the event of certain such actions, a Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.

Investment in the Banking Industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, a Portfolio's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, a Portfolio will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

Investment in Fixed-Income Securities Rated Baa and BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Sovereign Debt Obligations. No established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Portfolios will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Portfolios will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Portfolios are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Portfolios' investment objectives. The Portfolios may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. and Foreign Taxes. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

U.S. Corporate Fixed-Income Securities. The U.S. corporate fixed-income securities in which certain Portfolios invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolios may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolios' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

                          MANAGEMENT OF THE PORTFOLIOS

Investment Adviser
Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 1999, totaling more than $368 billion (of which more than $169 billion represented the assets of investment companies). As of December 31, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies managed by Alliance, comprising 119 separate portfolios currently have more than 5 million shareholder accounts.
Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 1999 the Portfolios paid Alliance as a percentage of average net assets:

                                                                     Fee as a
                                                                   percentage of
                                                                      average
                            Portfolio                              net assets *
                            ---------                              -------------
U.S. Government/High Grade Securities Portfolio...................      .60%
High Yield Portfolio..............................................      .60%
Total Return Portfolio............................................      .63%
International Portfolio...........................................      .69%
Global Bond Portfolio.............................................      .65%
North American Government Income Portfolio........................      .61%
Global Dollar Government Portfolio................................      .12%
Utility Income Portfolio..........................................      .72%
Worldwide Privatization Portfolio.................................      .63%
Quasar Portfolio..................................................      .81%
Real Estate Investment Portfolio..................................      .49%
Money Market Portfolio............................................      .50%
Premier Growth Portfolio..........................................     1.00%
Growth and Income Portfolio.......................................      .63%
Growth Portfolio..................................................      .75%
Technology Portfolio..............................................      .86%

--------
* Fees are stated net of waivers and/or reimbursements in effect during the Fund's fiscal year ended December 31, 1999. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the following Portfolios as a percentage of average net assets, would have been: High Yield Portfolio (.75%); International Portfolio (1.00%); North American Government Income Portfolio (.65%); Global Dollar Government Portfolio (.75%); Utility Income Portfolio (.75%); Worldwide Privatization Portfolio (1.00%); Quasar Portfolio (1.00%); and Real Estate Investment Portfolio (.90%); Growth Portfolio (.75%); Technology Portfolio (1.00%).
AIGAM International Limited, Unit 1/11, Harbor Yard, Chelsea, London, England, is the Sub-Adviser for the Global Bond Portfolio. The Sub-Adviser is an asset management firm specializing in global fixed-income money management. It manages a range of institutional specialty funds, investment companies, and dedicated institutional portfolios.
In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

Portfolio Managers

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                                                  Principal Occupation
                                     Employee; Time Period;              During
             Portfolio                   Title With ACMC          The Past Five Years*
             ---------             --------------------------   ------------------------
 U.S. Government/High              Matthew Bloom; since 1999;   Associated with Alliance
  Grade Securities Portfolio       Senior Vice President of     since prior to 1995
                                   Alliance Capital
                                   Management Corporation
                                   (ACMC)**


 High Yield Portfolio              Nelson R. Jantzen; since     Associated with Alliance
                                   inception; Senior Vice       since prior to 1995
                                   President of ACMC

 Total Return Portfolio            Paul C. Rissman; since       Associated with Alliance
                                   inception; Senior            since prior to 1995
                                   Vice President of ACMC

 International Portfolio           Sandra L. Yeager; since      Associated with Alliance
                                   1999; Senior Vice            since prior to 1995
                                   President of ACMC

 Global Bond Portfolio             Ian Coulman; since           Associated with the Sub-
                                   inception; Investment        Adviser since prior to
                                   Manager of the Sub-Adviser   1995

 North American Government         Wayne D. Lyski; since        Associated with Alliance
  Income Portfolio                 inception; Executive Vice    since prior to 1995
                                   President of ACMC

 Global Dollar Government          Wayne D. Lyski; since        (see above)
  Portfolio                        inception; (see above)


 Utility Income Portfolio          Paul C. Rissman; since       (see above)
                                   inception; (see above)


 Worldwide Privatization Portfolio Mark H. Breedon; since       Associated with Alliance
                                   inception; Vice President    since prior to 1995
                                   of ACMC and Director and
                                   Senior Vice President of
                                   Alliance Capital
                                   Limited***

 Quasar Portfolio                  Bruce Aronow; since 2000;    Associated with Alliance
                                   Vice President of ACMC       since 1999; prior
                                                                thereto, Vice President
                                                                of Invesco since 1998,
                                                                Vice President LGT Asset
                                                                Management since 1996
                                                                and Vice President of
                                                                Chancellor Capital
                                                                Management since prior
                                                                to 1995

                                                                 Principal Occupation
                                    Employee; Time Period;              During
            Portfolio                   Title With ACMC          The Past Five Years*
            ---------             --------------------------   ------------------------
 Real Estate Investment Portfolio Daniel G. Pine; since        Associated with Alliance
                                  inception; Senior Vice       since 1996; prior
                                  President of ACMC            thereto associated with
                                                               Desai Capital Management
                                                               since prior to 1995


                                  David Kruth; since 1997;     Associated with Alliance
                                  Vice President of ACMC       since 1997; prior
                                                               thereto, Senior Vice
                                                               President of Yarmouth
                                                               Group

 Money Market Portfolio           Raymond J. Papera; since     Associated with Alliance
                                  1997; Senior Vice            since prior to 1995
                                  President of ACMC

 Premier Growth                   Alfred Harrison; since       Associated with Alliance
  Portfolio                       inception; Director and      since prior to 1995
                                  Vice Chairman of ACMC

 Growth and Income                Paul C. Rissman; since       (see above)
  Portfolio                       inception; (see above)


 Growth Portfolio                 Tyler J. Smith; since        Associated with Alliance
                                  inception; Senior Vice       since prior to 1995
                                  President of ACMC

 Technology Portfolio             Peter Anastos; since 1992;   Associated with Alliance
                                  Senior Vice President of     since prior to 1995
                                  ACMC

                                  Gerald T. Malone; since      Associated with Alliance
                                  1992; Senior Vice            since prior to 1995
                                  President of ACMC

--------
  * Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.
 ** The sole general partner of Alliance.
*** An indirect wholly-owned subsidiary of Alliance.

                          PURCHASE AND SALE OF SHARES

How The Portfolios Value Their Shares

The Portfolios' net asset value or NAV (except for the Money Market Portfolio) is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors or Trustees believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

The Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 pm, Eastern time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

How To Purchase and Sell Shares

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

                           DISTRIBUTION ARRANGEMENTS

   This Prospectus offers Class B shares of some Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. Each Portfolio offering Class B shares has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average daily net assets is 0.25%. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in the SAI, which is available upon request.

            U.S. Government/High Grade Securities Portfolio--Class A

                                  Year Ended December 31,
                          ----------------------------------------------------
                           1999     1998        1997        1996        1995
                          -------  -------     -------     -------     -------
Net asset value,
 beginning of year......  $ 12.27  $ 11.93     $ 11.52     $ 11.66     $  9.94
                          -------  -------     -------     -------     -------
Income From Investment
 Operations
Net investment
 income(b)..............      .64      .63(a)      .68(a)    .66(a)        .65(a)
Net realized and
 unrealized gain (loss)
 on investment
 transactions...........     (.94)     .32         .29        (.39)       1.25
                          -------  -------     -------     -------     -------
Net increase (decrease)
 in net asset value from
 operations.............     (.30)     .95         .97         .27        1.90
                          -------  -------     -------     -------     -------
Less: Dividends and
 Distributions
Dividends from net
 investment income......     (.49)    (.55)       (.54)       (.28)       (.18)
Distributions from net
 realized gains.........     (.30)    (.06)       (.02)       (.13)        -0-
                          -------  -------     -------     -------     -------
Total dividends and
 distributions..........     (.79)    (.61)       (.56)       (.41)       (.18)
                          -------  -------     -------     -------     -------
Net asset value, end of
 year...................  $ 11.18  $ 12.27     $ 11.93     $ 11.52     $ 11.66
                          =======  =======     =======     =======     =======
Total Return
Total investment return
 based on net asset
 value(c)...............   (2.45)%    8.22%       8.68%       2.55%      19.26%

Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)........  $60,504  $54,418     $36,198     $29,150     $16,947
Ratios to average net
 assets of:
  Expenses, net of
   waivers and
   reimbursements.......      .86%     .78%        .84%        .92%        .95%
  Expenses, before
   waivers and
   reimbursements.......      .86%     .91%        .84%        .98%       1.58%
  Net investment
   income(a)............     5.51%    5.24%(a)    5.89%(a)    5.87%(a)    5.96%(a)
Portfolio turnover
 rate...................      172%     235%        114%        137%         68%

                         High Yield Portfolio--Class A

                                               Year Ended        October 27,
                                              December 31,        1997(f) to
                                             -----------------   December 31,
                                              1999      1998         1997
                                             -------   -------   ------------
Net asset value, beginning of period........ $  9.94   $ 10.33      $10.00
                                             -------   -------      ------
Income From Investment Operations
Net investment income(a)(b).................     .91      1.03         .13
Net realized and unrealized gain (loss) on
 investment transactions....................   (1.16)    (1.41)        .20
                                             -------   -------      ------
Net increase (decrease) in net asset value
 from operations............................    (.25)     (.38)        .33
                                             -------   -------      ------
Less: Dividends
Dividends from net investment income........    (.55)     (.01)        -0-
                                             -------   -------      ------
Net asset value, end of period.............. $  9.14   $  9.94      $10.33
                                             =======   =======      ======
Total Return
Total investment return based on net asset
 value(c)...................................   (2.58)%   (3.69)%      3.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)... $24,567   $16,910      $1,141
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements...........................     .95%      .95%        .95%(e)
  Expenses, before waivers and
   reimbursements...........................    1.40%     1.80%       8.26%(e)
  Net investment income(a)..................    9.72%     9.77%       7.28%(e)
Portfolio turnover rate.....................     198%      295%          8%

--------
See footnotes on page 74.

                        Total Return Portfolio--Class A

                                 Year Ended December 31,
                          ---------------------------------------------------
                           1999     1998        1997        1996        1995
                          -------  -------     -------     -------     ------
Net asset value,
 beginning of year......  $ 18.06  $ 16.92     $ 14.63     $ 12.80     $10.41
                          -------  -------     -------     -------     ------
Income From Investment
 Operations
Net investment
 income(b)..............      .44      .41(a)      .39(a)      .27(a)     .36(a)
Net realized and
 unrealized gain on
 investment
 transactions...........      .70     2.36        2.62        1.66       2.10
                          -------  -------     -------     -------     ------
Net increase in net
 asset value from
 operations.............     1.14     2.77        3.01        1.93       2.46
                          -------  -------     -------     -------     ------
Less: Dividends and
 Distributions
Dividends from net
 investment income......     (.36)    (.29)       (.23)       (.07)      (.07)
Distributions from net
 realized gains.........    (1.35)   (1.34)       (.49)       (.03)       -0-
                          -------  -------     -------     -------     ------
Total dividends and
 distributions..........    (1.71)   (1.63)       (.72)       (.10)      (.07)
                          -------  -------     -------     -------     ------
Net asset value, end of
 year...................  $ 17.49  $ 18.06     $ 16.92     $ 14.63     $12.80
                          =======  =======     =======     =======     ======
Total Return
Total investment return
 based on net asset
 value(c)...............     6.53%   16.99%      21.11%      15.17%     23.67%

Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)........  $75,170  $59,464     $42,920     $25,875     $8,242
Ratios to average net
 assets of:
  Expenses, net of
   waivers and
   reimbursements.......      .86%     .88%        .88%        .95%       .95%
  Expenses, before
   waivers and
   reimbursements.......      .86%     .95%        .88%       1.12%      4.49%
  Net investment
   income...............     2.48%    2.41%(a)    2.46%(a)    2.76%(a)   3.16%(a)
Portfolio turnover
 rate...................       91%      57%         65%         57%        30%

                        International Portfolio--Class A

                                           Year Ended December 31,
                                   -------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  -------
Net asset value, beginning of
 year............................. $ 16.17  $ 15.02  $ 14.89  $ 14.07  $ 12.88
                                   -------  -------  -------  -------  -------
Income From Investment Operations
Net investment income(a)(b).......     .12      .17      .13      .19      .18
Net realized and unrealized gain
 on investments and foreign
 currency transactions............    6.13     1.80      .39      .83     1.08
                                   -------  -------  -------  -------  -------
Net increase in net asset value
 from operations..................    6.25     1.97      .52     1.02     1.26
                                   -------  -------  -------  -------  -------
Less: Dividends and Distributions
Dividends from net investment
 income...........................    (.15)    (.33)    (.15)    (.08)    (.03)
Distributions from net realized
 gains............................    (.49)    (.49)    (.24)    (.12)    (.04)
                                   -------  -------  -------  -------  -------
Total dividends and
 distributions....................    (.64)    (.82)    (.39)    (.20)    (.07)
                                   -------  -------  -------  -------  -------
Net asset value, end of year...... $ 21.78  $ 16.17  $ 15.02  $ 14.89  $ 14.07
                                   =======  =======  =======  =======  =======
Total Return
Total investment return based on
 net asset value(c)...............   40.23%   13.02%    3.33%    7.25%    9.86%

Ratios/Supplemental Data
Net assets, end of year (000's
 omitted)......................... $81,370  $65,052  $60,710  $44,324  $16,542
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements.................     .95%     .95%     .95%     .95%     .95%
  Expenses, before waivers and
   reimbursements.................    1.36%    1.37%    1.42%    1.91%    2.99%
  Net investment income(a)........     .69%    1.08%     .87%    1.29%    1.41%
Portfolio turnover rate...........     111%     117%     134%      60%      87%

--------
See footnotes on page 74.

                         Global Bond Portfolio--Class A

                                    Year Ended December 31,
                            ----------------------------------------------------
                             1999     1998        1997        1996        1995
                            -------  -------     -------     -------     -------
Net asset value, beginning
 of year..................  $ 12.42  $ 11.10     $ 11.74     $ 12.15     $  9.82
                            -------  -------     -------     -------     -------
Income From Investment
 Operations
Net investment income(b)..      .48      .49(a)      .54(a)      .67(a)      .69(a)
Net realized and
 unrealized gain (loss) on
 investments and foreign
 currency transactions....    (1.24)    1.06        (.48)        .01        1.73
                            -------  -------     -------     -------     -------
Net increase (decrease) in
 net asset value from
 operations...............     (.76)    1.55         .06         .68        2.42
                            -------  -------     -------     -------     -------
Less: Dividends and
 Distributions
Dividends from net
 investment income........     (.37)    (.17)       (.57)       (.84)       (.09)
Distributions from net
 realized gains...........     (.04)    (.06)       (.13)       (.25)        -0-
                            -------  -------     -------     -------     -------
Total dividends and
 distributions............     (.41)    (.23)       (.70)      (1.09)       (.09)
                            -------  -------     -------     -------     -------
Net asset value, end of
 year.....................  $ 11.25  $ 12.42     $ 11.10     $ 11.74     $ 12.15
                            =======  =======     =======     =======     =======
Total Return
Total investment return
 based on net asset
 value(c).................   (6.11)%   14.12%        .67%       6.21%      24.73%

Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)..........  $50,569  $34,652     $22,194     $18,117     $11,553
Ratios to average net
 assets of:
  Expenses, net of waivers
   and reimbursements.....      .90%     .93%        .94%        .94%        .95%
  Expenses, before waivers
   and reimbursements.....     1.04%    1.17%       1.03%       1.15%       1.77%
  Net investment income...     4.16%    4.23%(a)    4.81%(a)    5.76%(a)    6.22%(a)
Portfolio turnover rate...      183%      42%        257%        191%        262%

              North American Government Income Portfolio--Class A

                                            Year Ended December 31,
                                     ------------------------------------------
                                      1999     1998     1997     1996     1995
                                     -------  -------  -------  -------  ------
Net asset value, beginning of
 year..............................  $ 12.55  $ 12.97  $ 12.38  $ 10.48  $ 8.79
                                     -------  -------  -------  -------  ------
Income From Investment Operations
Net investment income(a)(b)........     1.22     1.16     1.07     1.26    1.13
Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions.............     (.16)    (.65)     .10      .69     .83
                                     -------  -------  -------  -------  ------
Net increase in net asset value
 from operations...................     1.06      .51     1.17     1.95    1.96
                                     -------  -------  -------  -------  ------
Less: Dividends and Distributions
Dividends from net investment
 income............................    (1.05)    (.82)    (.58)    (.05)   (.27)
Distributions from net realized
 gains.............................     (.14)    (.11)     -0-      -0-     -0-
                                     -------  -------  -------  -------  ------
Total dividends and distributions..    (1.19)    (.93)    (.58)    (.05)   (.27)
                                     -------  -------  -------  -------  ------
Net asset value, end of year.......  $ 12.42  $ 12.55  $ 12.97  $ 12.38  $10.48
                                     =======  =======  =======  =======  ======
Total Return
Total investment return based on
 net asset value(c)................     8.90%    4.07%    9.62%   18.70%  22.71%

Ratios/Supplemental Data
Net assets, end of period (000's
 omitted)..........................  $29,411  $32,059  $30,507  $16,696  $7,278
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements..................      .95%     .86%     .95%     .95%    .95%
  Expenses, before waivers and
   reimbursements..................     1.20%    1.17%    1.04%    1.41%   2.57%
  Net investment income(a).........     9.91%    9.16%    8.34%   11.04%  12.24%
Portfolio turnover rate............        6%       8%      20%       4%     35%

--------
See footnotes on page 74.

                  Global Dollar Government Portfolio--Class A

                                             Year Ended December 31,
                                      -----------------------------------------
                                       1999     1998     1997     1996    1995
                                      -------  -------  -------  ------  ------
Net asset value, beginning of year..  $ 10.18  $ 14.65  $ 14.32  $11.95  $ 9.84
                                      -------  -------  -------  ------  ------
Income From Investment Operations
Net investment income(a)(b).........     1.21     1.20     1.17    1.10     .92
Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions..............    1.08     (4.03)     .70    1.78    1.32
                                      -------  -------  -------  ------  ------
Net increase (decrease) in net asset
 value from operations..............    2.29     (2.83)    1.87    2.88    2.24
                                      -------  -------  -------  ------  ------
Less: Dividends and Distributions
Dividends from net investment
 income.............................    (1.68)    (.95)    (.61)   (.48)   (.13)
Distributions from net realized
 gains..............................      -0-     (.69)    (.93)   (.03)    -0-
                                      -------  -------  -------  ------  ------
Total dividends and distributions...    (1.68)   (1.64)   (1.54)   (.51)   (.13)
                                      -------  -------  -------  ------  ------
Net asset value, end of year........  $ 10.79  $ 10.18  $ 14.65  $14.32  $11.95
                                      =======  =======  =======  ======  ======
Total Return
Total investment return based on net
 asset value(c).....................    26.08% (21.71)%   13.23%  24.90%  22.98%

Ratios/Supplemental Data
Net assets, end of period (000's
 omitted)...........................  $10,139  $10,380  $15,378  $8,847  $3,778
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements...................      .95%     .95%     .95%    .95%    .95%
  Expenses, before waivers and
   reimbursements...................     2.29%    1.75%    1.29%   1.97%   4.82%
  Net investment income(a)..........    12.42%    9.49%    7.87%   8.53%   8.65%
Portfolio turnover rate.............      117%     166%     214%    155%     13%

                       Utility Income Portfolio--Class A

                                          Year Ended December 31,
                                   ------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  ------
Net asset value, beginning of
 year............................. $ 18.90  $ 15.67  $ 12.69  $ 12.01  $ 9.96
                                   -------  -------  -------  -------  ------
Income From Investment Operations
Net investment income(a)(b).......     .41      .37      .38      .31     .30
Net realized and unrealized gain
 on investments and foreign
 currency transactions............    3.19     3.31     2.84      .62    1.83
                                   -------  -------  -------  -------  ------
Net increase in net asset value
 from operations..................    3.60     3.68     3.22      .93    2.13
                                   -------  -------  -------  -------  ------
Less: Dividends and Distributions
Dividends from net investment
 income...........................    (.30)    (.31)    (.24)    (.09)   (.08)
Distributions from net realized
 gains............................    (.54)    (.14)     -0-     (.16)    -0-
                                   -------  -------  -------  -------  ------
Total dividends and
 distributions....................    (.84)    (.45)    (.24)    (.25)   (.08)
                                   -------  -------  -------  -------  ------
Net asset value, end of year...... $ 21.66  $ 18.90  $ 15.67  $ 12.69  $12.01
                                   =======  =======  =======  =======  ======
Total Return
Total investment return based on
 net asset value(c)...............   19.40%   23.91%   25.71%    7.88%  21.45%

Ratios/Supplemental Data
Net assets, end of period (000's
 omitted)......................... $46,158  $34,436  $20,347  $14,857  $6,251
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements.................     .95%     .95%     .95%     .95%    .95%
  Expenses, before waivers and
   reimbursements.................    1.14%    1.35%    1.08%    1.51%   3.79%
  Net investment income(a)........    2.07%    2.20%    2.83%    2.61%   2.73%
Portfolio turnover rate...........      16%      20%      30%      75%    138%

--------
See footnotes on page 74.

                   Worldwide Privatization Portfolio--Class A

                                          Year Ended December 31,
                                   ------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  ------
Net asset value, beginning of
 year............................. $ 14.81  $ 14.20  $ 13.13  $ 11.17  $10.10
                                   -------  -------  -------  -------  ------
Income From Investment Operations
Net investment income(a)(b).......     .15      .26      .25      .28     .32
Net realized and unrealized gain
 on investments and foreign
 currency transactions............    8.00     1.29     1.17     1.78     .78
                                   -------  -------  -------  -------  ------
Net increase in net asset value
 from operations..................    8.15     1.55     1.42     2.06    1.10
                                   -------  -------  -------  -------  ------
Less: Dividends and Distributions
Dividends from net investment
 income...........................    (.31)    (.20)    (.16)    (.10)   (.03)
Distributions from net realized
 gains............................    (.91)    (.74)    (.19)     -0-     -0-
                                   -------  -------  -------  -------  ------
Total dividends and
 distributions....................   (1.22)    (.94)    (.35)    (.10)   (.03)
                                   -------  -------  -------  -------  ------
Net asset value, end of year...... $ 21.74  $ 14.81  $ 14.20  $ 13.13  $11.17
                                   =======  =======  =======  =======  ======
Total Return
Total investment return based on
 net asset value(c)...............   58.83%   10.83%   10.75%   18.51%  10.87%

Ratios/Supplemental Data
Net assets, end of period (000's
 omitted)......................... $64,059  $46,268  $41,818  $18,807  $5,947
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements.................     .95%     .95%     .95%     .95%    .95%
  Expenses, before waivers and
   reimbursements.................    1.46%    1.70%    1.55%    1.85%   4.17%
  Net investment income(a)........     .93%    1.74%    1.76%    2.26%   2.96%
Portfolio turnover rate...........      54%      92%      58%      47%     23%

                           Quasar Portfolio--Class A

                                                                   August 5,
                                     Year Ended December 31,       1996(f) to
                                     ---------------------------  December 31,
                                       1999     1998      1997        1996
                                     --------  -------   -------  ------------
Net asset value, beginning of
 period............................  $  11.14  $ 12.61   $ 10.64     $10.00
                                     --------  -------   -------     ------
Income From Investment Operations
Net investment income(a)(b)........       .08      .07       .02        .04
Net realized and unrealized gain
 (loss) on investment
 transactions......................      1.82     (.49)     1.96        .60
                                     --------  -------   -------     ------
Net increase (decrease) in net
 asset value from operations.......      1.90     (.42)     1.98        .64
                                     --------  -------   -------     ------
Less: Dividends and Distributions
Dividends from net investment
 income............................      (.04)    (.01)     (.01)       -0-
Distributions from net realized
 gains.............................       -0-    (1.04)      -0-        -0-
                                     --------  -------   -------     ------
Total dividends and distributions..      (.04)   (1.05)     (.01)       -0-
                                     --------  -------   -------     ------
Net asset value, end of period.....  $  13.00  $ 11.14   $ 12.61     $10.64
                                     ========  =======   =======     ======
Total Return
Total investment return based on
 net asset value(c)................     17.08%   (4.49)%   18.60%      6.40%

Ratios/Supplemental Data
Net assets, end of period (000's
 omitted)..........................  $169,611  $90,870   $59,277     $8,842
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements..................       .95%     .95%      .95%       .95%(e)
  Expenses, before waivers and
   reimbursements..................      1.19%    1.30%     1.37%      4.44%(e)
  Net investment income(a).........       .72%     .55%      .17%       .93%(e)
Portfolio turnover rate............       110%     107%      210%        40%

--------
See footnotes on page 74.

                   Real Estate Investment Portfolio--Class A

                                                                   January 9,
                                      Year Ended December 31,      1997(f) to
                                      -------------------------   December 31,
                                         1999          1998           1997
                                      -----------   -----------   ------------
Net asset value, beginning of
 period.............................  $      9.78   $     12.34     $ 10.00
                                      -----------   -----------     -------
Income From Investment Operations
Net investment income(a)(b).........          .56           .54         .56
Net realized and unrealized gain
 (loss) on investment transactions..        (1.01)        (2.87)       1.78
                                      -----------   -----------     -------
Net increase (decrease) in net asset
 value from operations..............         (.45)        (2.33)       2.34
                                      -----------   -----------     -------
Less: Dividends and Distributions
Dividends from net investment
 income.............................         (.46)         (.16)        -0-
Distributions from net realized
 gains..............................          -0-          (.07)        -0-
                                      -----------   -----------     -------
Total dividends and distributions...         (.46)         (.23)        -0-
                                      -----------   -----------     -------
Net asset value, end of period......  $      8.87   $      9.78     $ 12.34
                                      ===========   ===========     =======
Total Return
Total investment return based on net
 asset value(c).....................        (5.11)%      (19.07)%     23.40%

Ratios/Supplemental Data
Net assets, end of period (000's
 omitted)...........................  $    17,852   $    17,080     $13,694
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements...................          .95%          .95%        .95%(e)
  Expenses, before waivers and
   reimbursements...................         1.72%         1.77%       2.31%(e)
  Net investment income(a)..........         5.96%         4.98%       5.47%(e)
Portfolio turnover rate.............           37%           27%         26%

                        Money Market Portfolio--Class B
                                                                June 16, 1999(d)
                                                                       to
                                                                  December 31,
                                                                      1999
                                                                ----------------
Net asset value, beginning of period...........................      $ 1.00
                                                                     ------
Income From Investment Operations
Net investment income..........................................         .02
                                                                     ------
Less: Dividends
Dividends from net investment income...........................        (.02)
                                                                     ------
Net asset value, end of period.................................      $ 1.00
                                                                     ======
Total Return
Total investment return based on net asset value(c)............        2.52%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)......................      $1,163
Ratios to average net assets of:
  Expenses.....................................................         .89%(e)
  Net investment income........................................        4.71%(e)

--------
See footnotes on page 74.

                      Premier Growth Portfolio--Class B
                                                           July 14, 1999(d) to
                                                            December 31, 1999
                                                           -------------------
Net asset value, beginning of period......................       $ 35.72
                                                                 -------
Income From Investment Operations
Net investment loss(b)....................................          (.07)
Net realized and unrealized gain on investment
 transactions.............................................          4.75
                                                                 -------
Net increase in net asset value from operations...........          4.68
                                                                 -------
Less: Dividends and Distributions
Dividends from net investment income......................           -0-
Distributions from net realized gains.....................           -0-
                                                                 -------
Total dividends and distributions.........................           -0-
                                                                 -------
Net asset value, end of period............................       $ 40.40
                                                                 =======
Total Return
Total investment return based on net asset value(c).......         13.10 %

Ratios/Supplemental Data
Net assets, end of period (000's omitted).................       $27,124
Ratios to average net assets of:
  Expenses................................................          1.29 %(e)
  Net investment loss.....................................          (.53)%(e)
Portfolio turnover rate...................................            26 %

                     Growth and Income Portfolio--Class B
                                                           June 1, 1999(d) to
                                                            December 31, 1999
                                                           -------------------
Net asset value, beginning of period......................       $ 21.37
                                                                 -------
Income From Investment Operations
Net investment income(b)..................................           .07
Net realized and unrealized gain on investment
 transactions.............................................           .32
                                                                 -------
Net increase in net asset value from operations...........           .39
                                                                 -------
Less: Dividends and Distributions
Dividends from net investment income......................           -0-
Distributions from net realized gains.....................           -0-
                                                                 -------
Total dividends and distributions.........................           -0-
                                                                 -------
Net asset value, end of period............................       $ 21.76
                                                                 =======
Total Return
Total investment return based on net asset value(c).......          1.83%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).................       $ 7,993
Ratios to average net assets of:
  Expenses................................................           .97%(e)
  Net investment income...................................           .55%(e)
Portfolio turnover rate...................................            46%

--------
See footnotes on page 74.

                           Growth Portfolio--Class B

                             June 1, 1999(d)
                                   to
                            December 31, 1999
                            -----------------
Net asset value, beginning
 of period................       $26.83
                                 ------
Income From Investment
 Operations
Net investment loss(b)....         (.03)
Net realized and
 unrealized gain on
 investment transactions..         6.74
                                 ------
Net increase in net asset
 value from operations....         6.71
                                 ------
Less: Dividends and
 Distributions
Dividends from net
 investment income........          -0-
Distributions from net
 realized gains...........          -0-
                                 ------
Total dividends and
 distributions............          -0-
                                 ------
Net asset value, end of
 period...................       $33.54
                                 ======
Total Return
Total investment return
 based on net asset
 value(c).................        25.01%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted)..........       $5,707
Ratios to average net
 assets of:
  Expenses................         1.12%(e)
  Net investment loss.....         (.20)%(e)
Portfolio turnover rate...           54 %

                         Technology Portfolio--Class B

                                                         September 22, 1999(d)
                                                                  to
                                                           December 31, 1999
                                                         ---------------------
Net asset value, beginning of period....................        $ 23.59
                                                                -------
Income From Investment Operations
Net investment loss(b)(d)...............................           (.05)
Net realized and unrealized gain on investment
 transactions...........................................          10.07
                                                                -------
Net increase in net asset value from operations.........          10.02
                                                                -------
Less: Dividends and Distributions
Dividends from net investment income....................            -0-
Distributions from net realized gains...................            -0-
                                                                -------
Total dividends and distributions.......................            -0-
Net asset value, end of period..........................        $ 33.61
                                                                =======
Total Return
Total investment return based on net asset value(c).....          42.48%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)...............        $10,350
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements...........           1.20%(e)
  Expenses, before waivers and reimbursements...........           1.52%(e)
  Net investment loss(a)................................           (.64)%(e)
Portfolio turnover rate.................................             64%

--------
Footnotes:
(a)  Net of expenses reimbursed or waived by Alliance.
(b)  Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d)  Commencement of distribution.
(e)  Annualized.
(f)  Commencement of operations.

                                   APPENDIX A

                                  BOND RATINGS

Moody's Investors Service, Inc.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.
  2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
  3. There is a lack of essential data pertaining to the issue or issuer.
  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if: new and material circumstances arise, the effects of which preclude satisfactory analysis; there is no longer available reasonable up-to-date data to permit a judgment to be formed; or a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Duff & Phelps Credit Rating Co.

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+,AA, AA- --High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- --Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- --Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- --Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- --Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP--Preferred stock with dividend arrearages.

Fitch Ibca, Inc.

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

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B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

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                                   APPENDIX B

                              GENERAL INFORMATION
                    ABOUT THE UNITED KINGDOM, JAPAN, CANADA,
                              MEXICO AND ARGENTINA

General Information About the United Kingdom

   Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was 1.50 in 1993 and 1.62 in 1999. On April 5, 2000 the U.S. Dollar-pound sterling exchange rate was 1.58.

   The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 6930.2 at the end of 1999, up approximately 18% from the end of 1998. The FT-SE 100 index closed at 6379.30 on April 5, 2000.

   The Economic and Monetary Union ("EMU") became effective on January 1, 1999. When fully implemented in 2002, the EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

   From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry.

General Information About Japan

   Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which have succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar.

   Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1999 the

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TOPIX closed at 1722.20, up approximately 58% from the end of 1998. On April 5,
2000 the TOPIX closed at 1695.05, down approximately 1.6% from the end of 1999.

   Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

   Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996, Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, subsequent to the 1996 elections it established a majority in the House of Representatives as individual members joined the ruling party. The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the parliament, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. The LDP formed a new three-party coalition government on October 5, 1999 that further strengthened the position of Mr. Obuchi's administration in the parliament. On April 5, 2000, following a debilitating stroke suffered by Mr. Obuchi on April 2, 2000, the parliament elected Yoshiro Mari to replace Mr. Obuchi as prime minister. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have had significant exposure to the recent financial turmoil in other Asian markets. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. It is unclear whether these laws will achieve their intended effect.

General Information About Canada

   Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

   The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

   Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the

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range of fluctuation in the Canadian Dollar-U.S. Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of
1.5770 Canadian Dollars per U.S. Dollar on August 27, 1998. On April 5, 2000, the Canadian Dollar-U.S. Dollar exchange rate was 1.4498:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

General Information About The United Mexican States

   The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

   Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced an improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

   In 1994, Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and liquidity crisis.

   In response to the adverse economic conditions that developed at the end of 1994, the Mexican government developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

   In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth has been sustained, resulting in increases of 5.2%, 6.8%, 4.8% and 3.7% in 1996, 1997, 1998 and 1999, respectively. In addition, inflation dropped from a 52% annual rate in 1995 to a 12.3% annual rate in 1999. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue those initiatives.

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

   Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, from 1997 through 1999 the Peso-Dollar exchange rate decreased approximately 20%.

   Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

General Information About The Republic of Argentina

   The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

   Shortly after taking office in 1989, the country's then President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

   In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, inflation was brought under control and gross domestic product has increased each year between 1991 and 1998, with the exception of 1995. During the first two quarters of 1999, however, gross domestic product contracted by an estimated 3.0% and 4.9%, respectively. The recent slowdown of economic activity, which has been attributed to external economic conditions as well as internal political uncertainties and is not expected to persist, has fostered a deflationary process, evidenced by the 1.8% decrease in the consumer price index during the 12 months ended November 30, 1999. Significant progress was also made between 1991 and 1994 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium term and allowed a return to voluntary credit markets. There is no assurance that Argentina's economic policy initiatives will be successful or that the current President, who took office on December 10, 1999, and succeeding administrations will continue these initiatives.

   In 1995 economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on Argentine bank deposits, which was brought under control by a series of measures designed to strengthen the financial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.

   In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

   The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed

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exchange rate has been instrumental in stabilizing the economy, but has not reduced pressures from high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

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For more information about the Portfolios, the following documents are available upon request:

Annual/Semi-annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries of the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:                 c/o Alliance Fund Services, Inc.
                         P.O. Box 1520
                         Secaucus, NJ 07096-1520

By phone:                For Information: (800) 221-5672
                         For Literature:  (800) 227-4618

Or you may view or obtain these documents from the Commission:

  . Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

  . Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

  . Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.

File No: 811-05398

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